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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 27, 2005

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

            CANADA                    001-32312
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 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

 3399 Peachtree Road NE, Suite 1500, Atlanta, GA                  30326
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On July 1, 2002, Alcancorp, a wholly-owned subsidiary of Alcan, Inc., entered into a Deferred Share Agreement with Martha Finn Brooks pursuant to which Alcancorp agreed to grant to Ms. Brooks 33,500 shares of Alcan common stock on August 1, 2005, the date of her third anniversary of employment, as compensation for the loss by Ms. Brooks of accrued benefits and unvested restricted stock at her former employer. In connection with our separation from Alcan on January 6, 2005, we assumed Alcancorp's obligations under the Deferred Share Agreement and the 33,500 shares of Alcan common stock to be granted were converted into 66,477.4 shares of our common stock. On July 27, 2005, the Deferred Share Agreement was amended to provide that we will, in lieu of granting Ms. Brooks 66,477.4 shares of our common stock, pay Ms. Brooks cash in an amount equal to the value of such shares based on the closing price of such shares on the New York Stock Exchange on August 1, 2005, subject to applicable withholding taxes.

ITEM 9.01.      EXHIBITS

EXHIBIT NO.   DESCRIPTION
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10.1          Deferred Share Agreement between Alcancorp and Martha F. Brooks dated July 1, 2002

10.2 First Amendment to the Deferred Share Agreement between Alcancorp and Martha F. Brooks dated July 27, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          NOVELIS INC.
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                                                          (Registrant)


Date:  July 29, 2005
                                                          /s/ DAVID KENNEDY
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                                                          David Kennedy
                                                          Secretary

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